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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 2002



                          JCP&L TRANSITION FUNDING LLC


     (Exact Name of Registrant as Specified in its Certificate of Formation)



        DELAWARE                   333-31250                 75-2998870
    (State or Other               (Commission             (I.R.S. Employer
    Jurisdiction of              File Number)            Identification No.)
       Formation)



                          JCP&L TRANSITION FUNDING LLC
                              c/o GPU Service, Inc.
                              76 South Main Street
                             Akron, Ohio 44308-1890
          (Address of Principal Executive Offices, Including Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (330) 384-5100


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      The Registrant registered transition bonds under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-31250) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued and sold $320,000,000 in aggregate principal amount of Transition Bonds, Series 2002-A. The transaction was closed on June 11, 2002. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      A list of the Exhibits filed herewith is attached hereto.


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       JCP&L TRANSITION FUNDING LLC



                                          By:  /s/ Harvey L. Wagner
                                            ------------------------------------
                                            Name:  Harvey L. Wagner
                                            Title: Vice-President and Controller



Date:  June 13, 2002

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.  Description
-----------  -----------

    1.1 Underwriting Agreement dated June 4, 2002 among Jersey Central Power and Light, JCP&L Transition Funding LLC and Goldman, Sachs & Co., on behalf of itself and as the representative of the several underwriters named therein.

   3.2.B Amended and Restated Limited Liability Company Agreement of JCP&L Transition Funding LLC dated as of June 11, 2002.

   4.1.A Indenture dated as of June 11, 2002 between JCP&L Transition Funding LLC and The Bank of New York.

   4.1.B Series Supplement dated as of June 11, 2002 between JCP&L Transition Funding LLC and The Bank of New York.

   10.1.A Bondable Transition Property Sale Agreement between JCP&L Transition Funding LLC and Jersey Central Power & Light Company dated as of June 11, 2002.

   10.1.B Bondable Transition Property Servicing Agreement between JCP&L Transition Funding LLC and Jersey Central Power & Light Company dated as of June 11, 2002.

   10.1.C Administration Agreement between JCP&L Transition Funding LLC and GPU Energy, Inc. dated as of June 11, 2002.


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